Exhibit 10.24

PC CONNECTION, INC.

Route 101A (730 Milford Road)

Merrimack, NH 03054

Dated as of: October 31, 2011

RBS Citizens, National Association

28 State Street

Boston, MA 02109

Re:	Amendment No. 5 to Second Amended and Restated Credit and Security Agreement and related Documents

Ladies and Gentlemen:

We refer to the Second Amended and Restated Credit and Security Agreement, dated as of June 29, 2005 (as amended by that certain Amendment No. 1, dated as of August 12, 2005, Amendment No. 2, dated as of January 3, 2007, Amendment No. 3 dated as of October 15, 2007 and Limited Waiver and Amendment No. 4 dated as of August 31, 2011, the “Credit Agreement”), by and among PC Connection, Inc., a Delaware corporation (the “Borrower”), certain subsidiary guarantors party thereto, and RBS Citizens, National Association, successor by merger to Citizens Bank of Massachusetts, as the lender (in such capacity, the “Lender”) and agent (together with its successors and assigns in such capacity, the “Agent”).

We have requested that the Agent and Lender agree to make certain amendments to the Credit Agreement and we have been advised that the Agent and Lender are prepared and would be pleased to make the amendments to the Credit Agreement upon the terms and subject to the conditions set forth below.

Accordingly, in consideration of the premises, promises, mutual covenants and agreements set forth below, and fully intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

Effective as of the date hereof (the “Amendment Date”), and subject to the fulfillment of the conditions contained in Article II of this amendment (this “Amendment”), the Credit Agreement is hereby amended in each of the following respects:

(a) The term, “Documents” shall, wherever used in the Credit Agreement or Other Documents, be deemed to also mean and include this Amendment. All capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

(b) The Credit Agreement is amended as follows:

Section 7.6(a) Section 7.6(a) of the Credit Agreement is amended by replacing “$15,000,000” with “$25,000,000”.

ARTICLE II

CONDITIONS PRECEDENT TO AMENDMENT

The Lender’s and Agent’s agreement herein to further amend the Credit Agreement as of the Amendment Date is subject to the fulfillment, to the satisfaction of the Agent on the date hereof, of the following conditions precedent:

(a) The Borrower and Lender shall have executed this Amendment and delivered the same to the Agent;

(b) All representations and warranties contained herein shall be true and correct in all material respects; and

(c) No Material Adverse Effect shall have occurred since December 31, 2010;

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders and Agent as follows:

(a) Representations in Agreement. Each of the representations and warranties made by the Borrower and each of its Subsidiaries to the Lender in the Credit Agreement and other Documents was true and correct in all material respects when made and is true and correct in all material respects on and as of the Amendment Date with the same full force and effect as if each of such representations and warranties had been made by the Borrower and each of its Subsidiaries on the Amendment Date and in this Amendment, except to the extent that such representations and warranties relate solely to a prior date.

(b) No Default of Events of Default. No Default or Event of Default exists on the Amendment Date.

(c) Binding Effect of Documents. This Amendment has been duly executed and delivered by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

ARTICLE V

MISCELLANEOUS

This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Credit Agreement and each of the other Documents shall otherwise remain unmodified, and the Credit Agreement and each of the other Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

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If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, and return the counterpart to the undersigned, whereupon this Amendment, as so accepted by you, shall become a binding agreement between the undersigned, the Agent and the Lender.

Very truly yours,

PC CONNECTION, INC.

By:	/S/ JACK FERGUSON
Name: Jack Ferguson
Title: Executive VP, Treasurer and CFO

PROFESSIONAL COMPUTER CENTER, INC.

By	/S/ GLYNN W. SCHULZE
Name: Glynn W. Schulze
Title: Treasurer

GOVCONNECTION, INC.

By	/S/ GARY ANDERSON
Name: Gary Anderson
Title: Treasurer

MERRIMACK SERVICES CORPORATION

By	/S/ JACK FERGUSON
Name: Jack Ferguson
Title: Executive VP, Treasurer and CFO

PC CONNECTION SALES CORPORATION

By	/S/ GARY ANDERSON
Name: Gary Anderson
Title: Treasurer

PC CONNECTION EXPRESS, INC.

By	/S/ WILLIAM COOPER
Name: William Cooper
Title: President

MORE DIRECT, INC.

By	/S/ GARY ANDERSON
Name: Gary Anderson
Title: Treasurer

The foregoing Amendment is hereby accepted by the undersigned as of the date hereof.

RBS CITIZENS, NATIONAL ASSOCIATION, as Agent and Lender

By:	/S/ MARC LUBELCZYK
Name: Marc Lubelczyk
Title: Senior Vice President

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